EEI Nov. 2009
44th Annual EEI Financial Conference
November 2009
- transforming investment into future value
Exhibit 99.1

EEI Nov. 2009
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-
looking statements are based on the Corporation’s expectations and involve risks and uncertainties;
consequently, actual results may differ materially from those expressed or implied in the statements.
Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Important Note to Investors
James Torgerson
President and Chief Executive Officer
Anthony Vallillo
President and Chief Operating Officer, UI
Richard Nicholas
Executive Vice President and Chief Financial Officer

EEI Nov. 2009
UIL Corporate Structure
UIL Holdings Corporation
GenConn Energy LLC
50%
➢ Market cap of ~ $786 million*
➢ 1,058 employees
Retail Distribution
Transmission
The United Illuminating
Company (UI)
➢ Joint venture between UI and NRG
➢ Peaking generation new build
➢  Regulated transmission
 & distribution utility
➢  ~ 324,000 customers
 ➢ Full revenue decoupling
 mechanism
 ➢ Weighted allowed
 return on equity of
 8.84% in 2009
➢ Recently completed Middletown-
 to-Norwalk transmission line
➢ Composite return on equity
 approximately 12.5% in 2009
Service Territory in CT
 ➢  335 square miles
 ➢  Population of ~736,000
* As of 10/28/09

EEI Nov. 2009
Progressive pure-play
electric utility
Transmission focus
(FERC Regulated)
Regulation
 ➢ Virtually 100% regulated
 ➢ Long history of National 1st quartile reliability performance
 ➢ 20 year leader in Conservation & Load Management programs
 ➢ Smart Grid - ahead of the curve
 ➢ Estimated 38% of 2009 total rate base
 ➢ 2009 composite return on equity of approximately 12.5% and capital structure of 50% equity
 ➢ Identified future investment opportunities
 ➢ Recent distribution rate case includes favorable items such as revenue decoupling mechanism, pension tracker and cost of debt tracking mechanism
 ➢ Expected enhanced stability and predictability of earnings
 ➢ 2009 blended transmission & distribution allowed return on equity of approximately 10.2%
UIL: progressive pure-play electric utility with significant growth opportunities and an attractive dividend yield
Conservative financial
strategy
 ➢ Commitment to investment grade credit profile
 ➢ Disciplined capital investment program
 ➢ Consistent history of dividend payments
High probability
growth
 ➢ $1.7 billion of projected regulated capital and equity investment for 2009-2018
 ➢ Base plan provides significant growth 90+% probability of occurrence
 ➢ GenConn: cost-of-service electric generation development underway
 ➢ Proven ability to execute on capital projects, e.g. Middletown-to-Norwalk transmission line
Investment Highlights

2009P	2010P	2011P	2012P	2013P	2014-2018P	
	$ 124	$ 244	$ 274	$ 221	$ 218	$ 625	$ 1,705

EEI Nov. 2009
Total
2009-2018P
Distribution
95
$
141
$
147
$
141
$
122
$
534
$
1,178
$
Transmission
29
$
47
$
63
$
80
$
96
$
91
$
405
$
GenConn*
-
$
57
$
65
$
-
$
-
$
-
$
122
$
Total Base Capital Exp.**
* Equity investment - Devon plant in-service 6/1/10, Middletown plant in-service 6/1/11.
** Amounts may not add due to rounding.
($ in millions)
Base 10-yr CapEx Forecast
 ➢ High probability of occurrence (90+%)
 » Identified projects with clear need and
 regulatory support
 ➢ Reflects decline in future peak load
 forecasts
 » Pushing out some capacity projects and dollars
 beyond prior 10-yr plan
Growth Opportunities Beyond Base Forecast
 ➢ Transmission investment within the
 region
 » Renewable Portfolio Standards driving new
 transmission
 » Policy support from New England Governors’
 Energy Blueprint
 ➢ Generation Opportunities
 » Potential opportunity for ownership of base-
 load generation
Base 10-yr Capital Expenditure Program

Distribution
Transmission
CTA
Avg Rate Base $ M
1,500
1,250
1,000
750
500
250
0
$1,031
$194
$361
$476
$1,061
$162
$399
$500
$1,083
$127
$408
$548
$1,143
$92
$425
$626
$1,249
$54
$461
$734
$1,316
$15
$506
$795
2008
2009P
2010P
2011P
2012P
2013P

EEI Nov. 2009
46%
35%
19%
47%
38%
15%
Rate base growth even with a declining CTA balance
51%
38%
11%
55%
37%
8%
59%
37%
4%
60%
39%
Avg. GenConn Rate Base Equivalent (UI’s share)
CAGR 5%
1%
$56m
$174m
$232m
$224m
Avg. GenConn Equity Investment (UI’s share)
$28m
$116m
$112m
 $87m
Forecasted Average Rate Base 2008-2013
(Excluding GenConn Equity Investments)

EEI Nov. 2009
	Opportunity / Enabler	Notes / Summary	Distribution	Transmission	In-State Generation
A	Renewable Portfolio Standards	Six of seven New England states have adopted standards. CT has limited means to comply. Possible collaboration among New England Transmission Owners.		✓	✓
B	New England Governors’ Blueprint	Published September ’09. Significant transmission build- out needed (potential $7B to $9B range, could be higher or lower)		✓	✓
C	Smart Grid	Advanced metering, enhanced monitoring and customer applications	✓	✓
D	Reliability, Capacity, Aging Infrastructure	On-going studies to assess future needs	✓	✓
E	Section 83 CT Public Act 07-242	Allows UI to purchase, operate existing plants offered for sale within the state			✓
Opportunities not included in 2009-2018 Base Plan
Growth - Opportunities / Enablers

Energy, GWh
307,000 GWh Gap

Class I
Class II
Class III
% of Retail Load
30%
27%
24%
21%
18%
15%
12%
9%
6%
3%
0%
12%
16%
20%
27%
3%
3%
6%
4%
3%
9%
4%
3%
13%
4%
3%
20%
2009
2012
2015
2020

EEI Nov. 2009
RPS expected to create investment opportunities for UIL
Class I resources include energy derived from solar, wind, fuel cell, methane gas from landfills, ocean thermal, wave, tidal, run-of-river hydropower and sustainable biomass. Data/tables from ISO-NE Update on New England Renewable Portfolio Standards (RPS) and Renewable Resources Outlook, May 15, 2009
Class II resources include other biomass (NOx emission <0.2 lbs/MMBtu of heat input, began operation before July 1, 1998), small run-of-river hydroelectric (<5MW, began operation before July 1, 2003) and municipal solid waste trash-to-energy facilities
Class III include customer-sited combined heat and power (with operating efficiency >50% of facilities installed after January 1, 2006), waste heat recovery systems
(installed on or after April 1, 2007), electricity savings from conservation and load management programs (began on or after January 1, 2006)
 Existing Renewables vs. Region-wide RPS   CT RPS Requirements
➢ Requirement is ~3 times current renewables level
➢ Gap will likely be filled by renewables remote from load
-
10,000
20,000
30,000
40,000
50,000
2007
2009
2011
2013
2015
2017
2019
2021
Exist. Renew. Energy
RPS Reqmt
10.3%
12.7%
10.8%
30.1%
Growth - Renewable Portfolio Standards (RPS)

EEI Nov. 2009
Study expected to create investment opportunities for UIL
Data from ISO-NE Preliminary Maps and Cost Estimates for Transmission Scenarios, July 17, 2009. View distorted intentionally.
ISO-NE Study:
➢ Basis for “Blueprint” is the
 Renewable Development
 Scenario Analysis
➢ Region can develop sufficient
 wind resources to satisfy RPS
 (and even export)
➢ Various scenarios studied, e.g.:
 ➢ 2,000 MW on-shore and/or off-
 shore
 ➢ 4,000 MW on-shore and/or off-
 shore
 ➢ 8,000 MW on- and off-shore
 ➢ 12,000 MW on- and off-shore
 ➢ Various reinforcements of
 interconnections
Transmission Needed:
➢ Significant transmission build-out indicated
➢ Potential $7B to $9B range, could be higher or lower
 ~4,000 MW by 2030 ~12,000 MW by 2030
Growth - New England Governors’ Blueprint

EEI Nov. 2009
GenConn Energy - Devon Site Under Construction

Joint venture between UI and NRG

Regulated cost-of-service approach utilizing contract for differences

- Return on equity, lifetime floor - 9.75%

- Financing secured April 27, 2009
- Devon & Middletown units on schedule to be in-service in June 2010 & June 2011, respectively
  - Foundations complete

GenConn energy

EEI Nov. 2009
UI Equity Bridge Loan
➢ $121.5m in total à $88.3m drawn as of
 9/30/09
 » $57m due 6/1/10 with Devon in-service
 » $64.5m due 6/1/11 with Middletown in-service
NRG Equity Bridge Loan
➢ $121.5m in total
GenConn Project Financing
➢ $291m in total à includes $48m working
 capital facility
Base Plan - GenConn Energy
 ➢ 50/50 debt/equity
Status
 ➢ Devon Plant
 » Turbines enroute
 ➢ GenConn 2010 rate case to be filed no later
 than December 3, 2009

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Welcome Today is Wednesday, May 6, 2009.
Account Summary
Account status as of 5/6/2009
Last Payment $178.05
Received 5/4/2009 - Thank you!
Account balance $0.00
Pay Now
Bill Summary ending 4/8/2009
View Bill
Balance Forward $0.00
Total current charges $179.85
Amount Due 5/6/2009 $178.05
When does my home use energy?
Average Daily Energy Usage
Total
Usage (kWh)
Sun Mon Tue Wed Thu Fri Sat
Meter: Electric - 089963673
Meter Highlights
Your projected bill as of 5/3/2009, is $177
Energy Use Analysis
Learn more about how I use energy.
Meter Highlights
Your projected bill as of 5/3/2009, is $177
Based on actual billing data, as of 5/3/2009 -- This represents 26 days of usage in your current bill cycle.
Your energy usage to date is: 776 kWh
Average Daily Expense: $6.84/day
Your Projected Bill for this bill period is: $175 - $263 -- This is an estimate of your next bill based on your rate and energy usage. However, the actual bill amount may or may not fall in the range projected bill range listed here. Factors such as weather, length of the billing cycle, energy usage, alternate supplier pricing and cost saving measures can impact the actual bill you'll receive for the billing period.
Next Bill: You will receive your bill around 5/10/2009.
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Electricity Costs 3/7/2009 to 4/7/2009
Other $58
Lighting $46
Hot Water $25
Food Storage $24
Cooking $17
Heating $10
Electricity
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Electricity Costs 3/7/2009 to 4/7/2009
$196 Avg. Home
Uses Least Energy
Uses Most Energy
$180 My Home
Electricity
Congratulations! Your home used less energy than the average similar home.
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EEI Nov. 2009
Empowering the Customer: Current State
“My Account” Dashboard

$9m
$14m
$3m
$57m

The Smart Grid Can Deliver
BENEFITS

Getting Smart About
SMART METERS
Why UI is introducing Smart Meters...
Page 2
What are Time-of-Use Rates? Page 4
How you can start to prepare now...
Page 6
ui The United Illuminating Company

EEI Nov. 2009
Advanced Metering
Meters & Meter Equipment
Meter Data Management
2-way Mesh Network
Standards
Arc Flash Mitigation
Customer Applications
Enhanced Monitoring
Outage Management System
SCADA
Network Systems Communications
Home Area Network Stimulus
PHEV Charging Stations
Estimated Spend $83 million (2009-2018)
UI’s Smart Grid Base Plan

EEI Nov. 2009
UI - Ahead of the Curve
Smart Grid Vision Established - Execution in Progress
Approximately 17% of UI’s Customers are on Time of Use rates
Fixed one-way wireless network since 2002
 ➢ Remote meter reading once a day
 ➢ Depending on customer class, meter reading capability
 » Hourly
 » In 15 minute intervals
Upgraded to a two-way mesh network in 2009
 ➢ Allows 2-way communication to and from meters
 ➢ Allows communication meter to meter
5,000 Advanced Metering Infrastructure (AMI) meters already installed
 ➢ 80,000 AMI meters to be installed by 2012
 ➢ Remote disconnect/reconnect capabilities
 ➢ Network outage notification and restoration verification

EEI Nov. 2009
AMI Network
AMI Host
Software
Wireless Thermostat
Wireless
Dimmer
Wireless
Dimmer
Wireless
Switch
Wireless
Switch
Wireless
Keypad
InHome TM
Wireless Contact Switch
Home Heartbeat TM
Wireless Contact Switch
Home Heartbeat TM
Wireless Water
Sensor
Wireless
Remote
Wireless
Outlet
Dimmer
Home Theater Controller
AC Load
Control
Direct Load
Control
Wireless Display
Energy
Management Services
HAN
Software
2-Way Mesh Network - already in place
First prototype Advanced Meters being installed
Enabling In-Home Displays & Load Control Appliances
Empowering the Customer: Future State
Interactive Devices and “Smart” Appliances

Instances of Customer Participation
467,645
Energy Savings
kWh Annual
kWh Lifetime
368 Million
4.2 Billion
CCF Annual
CCF Lifetime
977 Thousand
15.9 Million
CO2 Emissions Reduced
2.4 Million Tons (Lifetime)
Dollars Saved
Annual
Lifetime
$66 Million
$774 Million

EEI Nov. 2009
CT Energy Efficiency Fund Activities in 2008
UI approximately 20%
UI has been a leader in energy efficiency programs for more than 2 decades
Leader in Conservation and Demand Response Programs
 ➢ Nationally and internationally
 recognized for its programs
 ➢ Small Business Energy Advantage
 Program incorporates innovative
 “on-bill financing”
 ➢ 973 million annual lifetime
 kilowatt hour savings (5
 -year average)
 ➢ 528 thousand annual lifetime tons
 of carbon dioxide emissions (5
 -year average)
 ➢ Annual pre-tax income
 approximately $1 million

UIL

TILCON

ShopRite

St. Vincent's Medical Center

Milford Hospital

ASHCROFT

PerkinElmer

Schick

KOHL'S
That's more like it.

THE HOME DEPOT

Walmart
Save money. Live better.

BAYER

PENNANT
WHERE BAKING TRADITIONS BEGIN

Unilever

NEWS 8 CHANNEL
WTNH

Pitney Bowes

Hospital of Saint Raphael

Marlin

NewAlliance Bank

EEI Nov. 2009
UI is a leading demand response provider throughout New England
Leader in Conservation and Demand Response Programs
 ➢ All the Home Depot, Walmart and
 Kohl’s stores in New England
 participate in UI’s Load Response
 Program
 ➢ 600 individual customer assets, 100
 MW of load
 ➢ Active in ISO-NE Market
 Committee and Forward Capacity
 Working Group to help create
 demand response programs that
 customers value
 ➢ Annual pre-tax income
 approximately $1-$2 million

2009P	2010P	2011P	2012P	2013P	2014-2018P	2009-2018P
$ 94.5	$ 140.9	$ 146.8	$ 140.6	$ 121.7	$ 533.8	$ 1,178.4

Broadway Substation

Step Down Bank Conversions

System Operations

7%
23%
42%
10%
18%

EEI Nov. 2009
Total
Aging Infrastructure
36.0
$
49.1
$
39.7
$
48.4
$
57.5
$
276.9
$
507.4
$
Capacity
19.8
$
20.0
$
18.3
$
27.5
$
26.5
$
95.7
$
207.8
$
System Operations
12.6
$
16.1
$
12.5
$
10.1
$
9.1
$
53.8
$
114.2
$
Core Support
16.2
$
38.9
$
57.2
$
40.4
$
19.3
$
94.0
$
266.1
$
Smart Grid
(base)
10.0
$
16.8
$
19.2
$
14.2
$
9.4
$
13.4
$
83.0
$
Total Base Distribution*
Aging Infrastructure
Cable & Pole Replacement
Distribution Transformer
Replacement
Splice Chambers
Substation Rebuilds
Substation Removals
Capacity
Shelton Substation
Bus Additions
Feeder Transfers
Core Support
IT related
Other support
Customer Projects
* Amounts may not add due to rounding.
Smart Grid
Advanced Metering
Meter Data Management
Outage Management
SCADA
2-way Mesh Network
($ in millions)
Base Plan - Distribution Investments

EEI Nov. 2009
Advanced Metering Initiatives
Remote Connect/Disconnect
Meters & Meter Equipment
Outage Management System
Approximate cost: $48 million (2009-2018)
Status: On-going
* Although UI’s application was not granted by the DOE, UI will continue to invest in a range of previously approved projects designed to increase its power grid’s capabilities and in doing so offer measurable benefits to its customers.
Broadway Substation
Base Distribution (and Smart Grid*) Examples
Major Distribution Programs
Substations (capacity & aging infrastructure)
Splice Chamber Replacement
Cable Replacement
Approximate cost: $267 million (2009-2018)
Status: On-going

2009P	2010P	2011P	2012P	2013P	2014-2018P	2009-2018P
$ 29.4	$ 46.5	$ 62.6	$ 80.0	$ 95.8	$ 90.9	$ 405.2

17%
50%
33%

EEI Nov. 2009
Substation Rebuilds
Line/Cable Replacement
Customer Projects
NERC/Cyber Security/IT related
SCADA
Total
Aging Infrastructure
3.9
$
24.9
$
33.2
$
30.2
$
39.6
$
67.0
$
198.8
$
Capacity
14.1
$
14.5
$
9.5
$
8.4
$
19.7
$
4.2
$
70.4
$
Standards Compliance/Other
11.4
$
7.1
$
19.8
$
41.5
$
36.6
$
19.7
$
136.0
$
Total Base Transmission*
Capacity
Standards Compliance/Other
*Amounts may not add due to rounding.
($ in millions)
New Substations
Reliability Projects
Aging Infrastructure
Base Plan - Transmission Investments

EEI Nov. 2009
Shelton Substation
Approximate cost - $34 million
(60% Transmission, 40% Distribution)
Estimated in-service - June 2013
Status
 ➢ Preparing filing for CT Siting Council
Base - Transmission Project Examples
Grand Avenue Switching Station
Approximate cost - $62 million
(100% Transmission)
Estimated in-service - June 2012
Status
 ➢ CT Siting Council approval
 ➢ Continued preliminary design

Allowed ROE	Capital Structure	% Est. Avg. '09 Rate Base	Comments
	Approximately 12.5%	50%/50%	38%	• Successfully placed Middletown-to-Norwalk transmission project into service in December 2008 • Grew rate base by $300 million • Local regional expansion opportunities
	8.84% (Rate case decision allowed ROE of 8.75% effective 2/4/09)	50%/50%	62%	• Recent rate case decision contains revenue decoupling, pension expense tracking, debt tracker (beyond a collar) and earnings sharing
	Floor of 9.75%	50%/50%	NA	• Joint venture with NRG Energy • Contract for differences with CL&P • GenConn COD: June 2010 for Devon; June 2011 for Middletown

EEI Nov. 2009
‘09 Transmission & Distribution Blended Allowed ROE Approx. 10.2%
Transmission
Distribution &
CTA
Generation

EEI Nov. 2009
Regulatory
Benefits from 2008 Distribution Rate Case
 ➢ Rate years 2/4/09 through 2/3/11
 » Full revenue decoupling adjustment
 » Cost of debt tracking mechanism
 » Pension & postretirement expense is recoverable in rates or as a regulatory asset for future recovery
 ➢ Portion of uncollectible expense allocated to Generation Services Charge (GSC)
DPUC
 ➢ Initiated informational meetings to discuss "Impact of Recent Economic and
 Financial Crisis on Utility Financing & Investment“
 ➢ New docket (DN 09-10-06) opened to investigate feasibility and desirability of generic ROE proceeding

EEI Nov. 2009
3Q ’09 earnings from continuing operations of $21.7 million, or $0.73 per share, compared to $21.5 million, or $0.86 per share, in 3Q ’08
YTD ’09 earnings from continuing operations of $47.6 million, or $1.74 per share, compared to $39.4 million, or $1.57 per share, during the same period in ’08
 ➢ Successfully managing O&M costs
 ➢ Decoupling adjustment provided Commission-determined revenue requirement
 ➢ Reasonable opportunity to achieve distribution allowed return on equity (ROE)
 ➢ Underlying transmission growth - higher rate base and equity capitalization
 ➢ On track to earn transmission allowed weighted average ROE of approximately 12.5%
3Q & YTD 2009 Financial Results - Summary

EEI Nov. 2009
Quarter Ended September 30,
Nine Months Ended September 30,
2009
2008
Difference
2009
2008
Difference
UI
Distribution, CTA and Other
15.4
$
16.2
$
(0.8)
$
30.3
$
24.4
$
5.9
$
Transmission
6.9
6.1
0.8
19.2
17.0
2.2
Total UI Net Income
22.3
$
22.3
$
-
$
49.5
$
41.4
$
8.1
$
UIL Corporate
(0.6)
(0.7)
0.1
(1.8)
(1.8)
-
Total Continuing Operations
21.7
$
21.6
$
0.1
$
47.7
$
39.6
$
8.1
$
Discontinued Operations - Xcelecom
-
(0.1)
0.1
(0.1)
(0.2)
0.1
Total Net Income
21.7
$
21.5
$
0.2
$
47.6
$
39.4
$
8.2
$
Average Shares Outstanding - Basic
29.9
25.1
4.8
27.4
25.1
2.3
EPS
0.73
$
0.86
$
(0.13)
$
1.74
$
1.57
$
0.17
$
The dilutive effect of the May 2009 issuance of an additional 4,600,000 shares of common stock in the third quarter and first nine months of 2009 was $0.13 per share and $0.14 per share, respectively.
3Q & YTD 2009 Financial Results

EEI Nov. 2009
➢ Successfully managing O&M expense
➢ Decoupling adjustment provided DPUC-
 determined revenue requirement
➢ Regulatory true up favorable due to the
 absence in 2009 of adjustments recorded in
 2008
➢ Favorable uncollectible expense - portion
 allocated to GSC ($0.2m in 3Q and $1.1m
 YTD)
➢ Pension & postretirement expense
 unfavorable variance primarily due to
 negative impact of the financial markets
 on pension and postretirement assets.
 Such cost increases are fully recoverable
Transmission - growth in both the quarter and YTD
➢ Earning on higher rate base
Quarter Ended
Nine Months Ended
September 30, 2009
September 30, 2009
Favorable/(Unfavorable) ($M)
vs. 2008
vs. 2008
Operating Revenues
Decoupling adjustment
1.5
$
3.9
$
Regulatory true up items
1.4
4.1
Distribution rates & pricing
(1.4)
1.5
Sales volume
(2.4)
(5.3)
Other
0.1
0.1
Operation and Maintenance (O&M) Expense
Customer service - allocated
(0.5)
1.6
Uncollectibles
1.2
3.3
Outside services and other expense
1.0
3.3
Pension & postretirement
(1.5)
(5.4)
Other
Distribution, CTA & Other Net Income variance
(0.8)
$
5.9
$
Distribution, CTA & Other Net Income
Earnings Details Compared to the Same Periods in 2008
Distribution, CTA & Other - favorable Net Income YTD

2009
2010
2011
2012
2013
Debt
UI Equity Bridge Loan

EEI Nov. 2009
Liquidity outlook
 ➢ UIL & UI have a $175 million joint credit
 facility due December 22, 2011 - $50 million
 of limit available for UIL
 » No short-term borrowings outstanding under
 this facility as of September 30, 2009
 ➢ UIL also has an uncommitted money market
 loan facility
 » No outstanding balance as of September 30,
 2009
 ➢ UI must pay off $121.5 equity bridge loan to
 fund its portion of the contribution to
 GenConn on the commercial operation date
 for each facility, Devon June 2010,
 Middletown June 2011
 » Borrowings under this facility as of
 September 30, 2009 were $88.3 million
 ➢  No plans to issue equity before the end of 2010
Debt maturity schedule as of 9/30/09 ($M)
$49.2
$51.0
$31.8
$57.0
$64.5
NONE
Debt Maturity and Liquidity

EEI Nov. 2009
2009 expectations are not intended to be additive.
Guidance Notes
➢ Raised low end of the 2009 earnings guidance from $1.83 per share
➢ Includes dilution from equity issuance
➢ Distribution, CTA & Other positioned for reasonable opportunity to achieve weighted average allowed return on equity of 8.84%
➢ Transmission expected to earn an overall allowed weighted average return on equity of approximately 12.5%
➢
2008
Nine Months Ended
September 30, 2009
2009 EPS Guidance
The United Illuminating Company
$2.03
$1.81
$1.97 - $2.07
 Distribution, CTA & Other
1.09
1.11
1.05 - 1.15
 Transmission
0.94
0.70
0.90 - 0.95
Corporate
(0.10)
(0.07)
(0.12) - (0.07)
Total Continuing Operations
$1.93
$1.74
$1.87 - $1.97
(0.01)
Total UIL
$1.92
$1.74
YTD 3Q Earnings & 2009 EPS Guidance as of October 30, 2009

EEI Nov. 2009
2010 Earnings Drivers
 ➢ Earnings from GenConn - Devon
 » On schedule to be in-service June 1, 2010
 ➢ Continual management of O&M expenses
 ➢ Executing on capital expenditure plan
 » Rate base growth
 ➢ Non-rate base earnings opportunities
 » Conservation & load management
 » ISO-NE demand response
 » Distributed generation incentives
 ➢ Earning distribution allowed ROE

EEI Nov. 2009
Progressive pure-play
electric utility
Transmission focus
(FERC Regulated)
Regulation
 ➢ Virtually 100% regulated
 ➢ Long history of National 1st quartile reliability performance
 ➢ 20 year leader in Conservation & Load Management programs
 ➢ Smart Grid - ahead of the curve
 ➢ Estimated 38% of 2009 total rate base
 ➢ 2009 composite return on equity of approximately 12.5% and capital structure of 50% equity
 ➢ Identified future investment opportunities
 ➢ Recent distribution rate case includes favorable items such as revenue decoupling mechanism, pension tracker and cost of debt tracking mechanism
 ➢ Expected enhanced stability and predictability of earnings
 ➢ 2009 blended transmission & distribution allowed return on equity of approximately 10.2%
UIL: progressive pure-play electric utility with significant growth opportunities and an attractive dividend yield
Conservative financial
strategy
 ➢ Commitment to investment grade credit profile
 ➢ Disciplined capital investment program
 ➢ Consistent history of dividend payments
High probability
growth
 ➢ $1.7 billion of projected regulated capital and equity investment for 2009-2018
 ➢ Base plan provides significant growth 90+% probability of occurrence
 ➢ GenConn: cost-of-service electric generation development underway
 ➢ Proven ability to execute on capital projects, e.g. Middletown-to-Norwalk transmission line
Investment Highlights

UIL

TRANSMISSION UPGRADE EFFICIENT G

TRANSMISSION UPGRADE EFFICIENT GENERATION LOWER EMISSIONS ENERGY EFF

ENERGY EFFICIENCY RENEWABLE ENERGY RESOURCES

EEI Nov. 2009
Q&A

EEI Nov. 2009
Full revenue
decoupling
 ➢ Annual true-up
 » If revenues < approved, rates will be adjusted to collect additional revenues
 » If revenues > approved, excess will be returned to customers
 ➢ Decoupling established for two-year pilot period
Other
 ➢ 50/50 Debt-to-Equity Capitalization with 8.75% ROE
 ➢ Approved 90% of proposed distribution capital program expenditures
 ➢ Transferred approximately $7 million of uncollectibles and other expense to
 Generation Services Charge
Pension
 ➢ Established a regulatory asset for a portion of 2009 increased pension and postretirement expense
 » Future recovery of $10.2 million
 ➢ Pension tracker
 » 2010 expense true-up based on year-end valuation, which takes into account changes, if any, in asset values and the discount rate
Cost of debt tracking
mechanism
 ➢ Annual true-up
 » If embedded debt cost after issuances, differs from allowed embedded cost of debt of
 6.42% for 2009, 6.76% for 2010
 ▶ True up if min. 25 basis points and results in +/- $1.5 million interest expense or greater. $1.5 million deadband à true up covers amounts beyond +/- $1.5 million.
Overview of 2008 Distribution Rate Decision